SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 12, 2003
                                                       (September 12, 2003)

                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter

                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation

                   0-19671                                65-0273162
                   -------                                ----------

           Commission File Number                       I.R.S. Employer
                                                      Identification No.

              6903 University Boulevard, Winter Park, Florida 32792
              -----------------------------------------------------
                     Address of Principal Executive offices

       Registrant's telephone number, including area code: (407) 678-9900
                                                           --------------

Item 5. Other Events and Regulation FD Disclosure

LaserSight Incorporated issued a press release dated September 12, 2003 related to a change in the Company's management.

Item 7. Financial Statements and Exhibits.

      (a)   Financial statements:

            Not applicable.

      (b)   Pro forma financial information:

            Not applicable.

      (c)   Exhibits:

            Exhibit 99        Press release dated September 12, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LaserSight Incorporated

Date: September 12, 2003                     By: /s/ Danghui ("David") Liu
                                                 -------------------------
                                                 Danghui ("David") Liu
                                                 Interim Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit 99      Press release dated September 12, 2003.